Exhibit 31.4

Certification Pursuant To Rules 13a-14(a) and 15d-14(a),

In Accordance With Section 302 Of

The Sarbanes-Oxley Act Of 2002

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

I, Randy L. Taylor, certify that:

1. I have reviewed this Quarterly Report on Form 10-Q/A of Citadel Broadcasting Corporation; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: January 25, 2011

/s/ Randy L. Taylor
Randy L. Taylor
Chief Financial Officer